Investor Update

San Francisco & Los Angeles

February 23 & 24, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE I
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy

Delivering a Bright Future

who we are…

(1)

As of 12/31/07

(2)

As of 9/30/08

(3)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

650,000 customers

388,000 electric

262,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,593 MM (2)

Total Capitalization: $1,629 MM (2)(3)

Total Employees: 1,360 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

NorthWestern’s attributes …

Increasing earnings

Colstrip Unit 4 into rates effective Jan. 1, 2009

Expected to add $9 million or $.25/share in earnings over 2008

Rate case to be filed in Montana on electric and gas distribution business in 2Q ‘09

Strong cash flows

Steady earnings growth and strong cash flow

NOL’s expected to provide an effective tax shield until 2012

Strong debt ratings

Secured credit ratings of A-(MT) BBB+(SD) / BBB / Baa2

Moody’s has on positive outlook

Growth prospects strong

Electric generation and transmission opportunities

Operationally strong

Cost competitive

Above-average reliability

Award-winning customer service

Solid operations with growth prospects.

regulatory update…

Rate case to be filed in Montana in 2009

Filing will include both electric and natural gas distribution businesses

Expect to file in 2Q 2009 on 2008 test year

Expect decision by April 1, 2010

Mill Creek Generation Station filed with MPSC

Filed for pre-approval on the plant in August 2008

Hearings begin February 25, 2009

Expect decision by June 30, 2009

FERC Filing on MSTI expected in early ‘09

Relates to the “open season”

Reflects the change and increase in the generation queue in Montana

Establishing constructive regulatory regulations in all jurisdictions.

generation growth highlights…

120-150 MW plant near
Anaconda, MT

Built for regulation services to
balance supply and load for
NWE’s Balancing Area

Rate-based cost of service
investment

Estimated to cost approximately
$200 million

Existing services are becoming
more expensive and scarce

In service date for Mill Creek Generation Station = Jan 1, 2011

Mill Creek Generating Unit in Montana

2007
2008
2009
2010
2011
Siting and Technology Selection
Generation Interconnection Agreement (GIA's)
Combustion Turbines: Develop RFP/Bid/Evaluate
Air Quality Permit
PSC Review and Approval
Major Equipment Delivery
Detailed Engineering
Construction
Startup
Commercial Operation

11/25/08

NorthWestern Energy
Delivering a Bright Future

Mill Creek timeline…

The Mill Creek Generation Station has been filed for pre-approval, with the MPSC w/decision expected in 2Q ’09.

Potential Generation Development in Montana
Capacity (MW
6000
5000
4000
3000
2000
1000
0
Coal
Gas
Wind
Other
Total
MT Existing Generation
Feb 08
Jan 09

NorthWestern Energy
Delivering a Bright Future

transmission opportunities intro …

New generation in Montana mostly wind and
will need to find an end user.

Wind Electricity Potential (GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 8,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Wind Power Classification
Wind Power Class
Resource Potential
Wind Power Density at 50 m W/m²
Wind Speed* at 50 m m/s
Wind Speed* at 50 m mph
3 Fair 300 - 400 6.4 - 7.0 14.3 - 15.7
4 Good 400 - 500 7.0 - 7.5 15.7 - 16.8
5 Excellent 500 - 600 7.5 - 8.0 16.8 - 17.9
6 Outstanding 600 - 800 8.0 - 8.8 17.9 - 19.7
7 Superb 800 - 1600 8.8 - 11.1 19.7 - 24.8
*Wind speeds are based on a Weibull k value of 2.0
NREL
U.S. Department of Energy
National Renewable Energy Laboratory

NorthWestern Energy
Delivering a Bright Future

Montana wind potential…

Very strong wind regime in Montana.

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

state by state renewable standards…

NORTHERN TIER
TRANSMISSION GROUP
Proposed Transmission Projects - 12/07
WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
Mountain States Intertie
NorthWestern Energy
Hemingway-Boardman
Idaho Power
Hemingway-Captain Jack
PacifiCorp
Gateway West
PacifiCorp
Idaho Power
SWIP North
LS Power
Gateway South
PacifiCorp
National Grid
Arizona Public Service
Northern Lights
(DC Projects)
TransCanada
Black Hills
Townsend
Colstrip
Boardman
Sand Hollow
Hemingway
Captain Jack
Midpoint
Cedar Hill
Borah
Populus
Bridger
Windstar
DJ Area
Aeolus
Sheridan
Dry Fork
Hughes
Carr Draw
Wyodak
Terminal
Camp Williams
Mona
Intermountain Power
Sigurd
Red Butte
Ely Energy Center
Ely
Eldorado Valley
Crystal
Legend
Hyperlinks:
NTTG.biz
Existing
230 kV
345 kV
500 kV
500 kV Double Circuit
+/- 500 kV DC

NorthWestern Energy
Delivering a Bright Future

export “delivery” system for MSTI…

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600
MW’s

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Transmission Collector System
Great Falls Area
Judith Gap Area
Broadview Area
Butte/Ennis Area
Existing 500 kV CTS
Existing 230 kV
New 230 kV collector lines
500 kV Upgrade
MSTI 500 kV

transmission project developments…

In service date sometime in 2014.

230 kV “Collector System”

Our project with no partners

Informational meeting with
customers in Spring 2009

Open Season early ‘09 to
determine configuration

Provides gathering system for
new generation to access
MSTI and network system
benefits

Cost estimate of “collector”
project = $200M

MSTI PROJECT TIMELINE
2007
2008
2009
2010
2011
2012
2013
2014
MSFA Application
NEPA/MEPA Scoping
EIS
ROD/Right of Way Grants
Right of Way Acquisitions
Engineering
Construction
Target In-Service Date

Alternative Routes
MONTANA
IDAHO
WYOMING
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments cont’d…

Developing a request for FERC declaratory order
on incentive rate principles

Beginning an updated Open Season for long
term contracts to be completed by early 2009

Continuing the public outreach process

Expect to complete the WECC path rating
process Q1 ‘09

Expect to publish an Environmental Impact
Statement in early ‘10

Construction begins after environmental review

Considering strategic partnering

For current information: www.MSTI500kV.com

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230 kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary cap
ex is funded 100% by
free cash flow.

Don’t anticipate needing
equity unless we proceed
with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generatation Station

200

$

to

200

$

10.0

$

to

10.0

$

Jan 2011

Colstrip 500 kV transmission upgrade **

50

$

to

60

$

2.5

$

to

3.0

$

Jan 2012

South Dakota Peaking generation

75

$

to

90

$

3.8

$

to

4.5

$

Jan 2013

230 kV Wind Collector system

150

$

to

200

$

7.5

$

to

10.0

$

Jan 2014

MSTI transmission line (500 kV scenario)

750

$

to

1,000

$

37.5

$

to

50.0

$

Jan 2014

Totals

1,225

$

to

1,550

$

61.3

$

to

77.5

$

*  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 30% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

base earnings of company since ’05…

Earnings
profile is
improving.

2005

2006

2007

2008

2009 P

GAAP earnings per share

1.73

$

1.06

$

1.45

$

1.77

$

$1.85 - $2.00

Adjustments:

Weather

(0.01)

$

(0.05)

$

0.01

$

-

$

-

$

Nat Gas recovery on prior disallowance

(0.08)

$

-

$

-

$

-

$

-

$

PPL settlement received

(0.12)

$

-

$

-

$

-

$

-

$

Sold SO2 credits

(0.08)

$

-

$

-

$

-

$

-

$

Ammondson verdict

-

$

0.33

$

-

$

-

$

-

$

M&A costs

-

$

0.29

$

0.06

$

0.05

$

-

$

Legal fees related to legacy bankruptcy

-

$

0.17

$

-

$

-

$

-

$

Various insurance and environmental recoveries

-

$

(0.19)

$

-

$

(0.13)

$

-

$

Hedge (gains)/losses

-

$

(0.07)

$

-

$

-

$

-

$

Pension expenses

-

$

-

$

-

$

0.14

$

-

$

One time gain on MGP settlements

-

$

-

$

(0.21)

$

-

$

-

$

Ongoing earnings per share

1.44

$

1.54

$

1.31

$

1.83

$

$1.85 - $2.00

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

2005

2006

2007

2008

2009 P

CAGR = 5.98%

2009 income guidance…

Drivers

CU4 increase expected to be approximately $9 million
or $.25/share

Pension expense expected to be flat compared to 2008

Retail electric volumes expected to approximate 2008

Wholesale electric volumes in SD expected to
decrease due to a planned outage for regularly
scheduled maintenance in 2009

Natural Gas volumes relatively flat compared to 2008
volumes

Normal weather in our service territories

Expect increase of 5% to 13% over 2008 earnings of $1.77/share .

$1.85 to $2.00 per fully diluted share

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Audited (Dollars in 000's)

December 31

2008

2007

Cash

11,292

12,773

Restricted Cash

14,727

14,482

Accounts Receivable, Net

155,672

143,482

Inventories

70,741

63,586

Other Current Assets

60,985

44,031

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,093,492

1,913,898

  Total Assets

2,762,037

$

2,547,380

$

Payables

94,685

91,588

Other Current Liabilities

264,654

209,245

Long & Short Term Capital Leases

37,991

40,391

Long & Short Term Debt

862,056

805,977

Other Non-current Liabilities

739,118

577,155

Shareholders' Equity

763,533

823,024

  Total Liabilities and Equity

2,762,037

$

2,547,380

$

Long & Short Term Debt / Total Capitalization

53.0%

49.5%

liquidity highlights…

Total liquidity currently in the $130 million range

Debt maturities in late 2009

Unsecured revolver matures on Nov. 1, 2009

Current balance is $60 million

Current rate is LIBOR + .75%

The $100 million non-recourse loan to purchase our interest
in Colstrip Unit 4 matures on Dec. 28, 2009

Will be refinanced or extended in late 2009

Current rate is LIBOR + 1.25%

Liquidity position remains strong

More than 75% of the long-term debt matures after 2009
(most of that is due in 2014 or after)

2009 financing plan …

Issue up to $350 million of long-term senior debt securities refinance our Colstrip loan maturing in December 2009

finance a portion of the proposed Mill Creek Generation Station fund utility capital expenditures

provide funds for general corporate purposes

MPSC authorized issuing $350 million in debt securities in one or more offerings through March 31, 2011

Enter into a new revolving credit facility with availability between $200 and $250 million to replace our current revolving credit facility maturity in Nov. 2009

Timing of financing matched to opportunity in debt markets.

credit ratings…

                                                                Fitch            S&P                 Moody’s

Senior Secured Rating     BBB+                                     A- (MT)                 Baa2
                                                                                                                                                  BBB+ (SD)

Senior Unsecured                        BBB                           BBB                            Baa3

Outlook                                                                      Stable              Stable                                Positive

Fitch upgraded in January 2009.

net operating loss balance…

December 2008 order from MPSC indicated that $161 million
of tax NOL belongs to Company.

The Net Operating Loss position, excluding the FIN 48 reserve, shields taxes into 2012

The Company potentially has a large tax payment sometime after
2012 that could approximate the reserved amount

in 000's

2008 NOL Balance

350,200

$

40%

tax rate

Estimated cash savings

140,080

  (less FIN 48 reserve)

-115,105

Estimated cash savings (net of FIN 48)

24,975

NorthWestern = value…

Value

Dividend yield of about 6.1%

Currently trading at approximately book value

Improved regulatory relationships

Opportunity for growth

January 1, 2009 rate basing our 222 MW interest in CU4

Montana T&D rate case to be filed in 2009

expecting a rate increase request

effective in 2010

Possibility of increasing rate base on growth projects with
investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Strong balance sheet/credit ratings

Free cash flow supports the existing business

Fitch recently upgraded NorthWestern debt

All unsecured debt is now investment grade with Moody’s, S&P and Fitch

Current value with growth opportunities.

summary…

Objectives achieved
related to focus on
core business

Strong balance sheet

No equity required for existing core business

Modest debt maturities in short term

Investment grade rated debt

Increasing regulatory clarity

Solid foundation

Growth prospects

Unique geographic location to expand electric
and natural gas infrastructure

Increasing need to move energy through our
service area

Identified projects provide opportunity to nearly
double rate base and earnings

2009 earnings will be entirely from regulated business

Recent rate relief received in all jurisdictions

Outstanding bankruptcy litigation nearly completed